                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): November 12, 2004


                              QualMark Corporation
             (Exact Name of Registrant as Specified in its Charter)





        Colorado             333-90138                84-1232688

     (State or Other        (Commission            (I.R.S. Employer
     Jurisdiction of        File Number)          Identification No.)
     Incorporation)


       4580 Florence Street, Denver, Colorado                      80238
      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (303) 254-8800


(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ACG Dynamics, Inc. Asset Acquisition Agreement

On November 12, 2004, QualMark ACG Corporation ("Purchaser"), a wholly owned subsidiary of QualMark Corporation ("QualMark") entered into an asset purchase agreement with ACG Dynamics, Inc. ("ACG") of West Haven, Connecticut to purchase substantially all of the assets of ACG ("ACG Agreement"). ACG, founded in 1972, is an electro-dynamic shaker service company supplying the vibration test equipment market. There is no material relationship between QualMark or any of its affiliates and any of the parties to this transaction.

The ACG Agreement provides that on November 12, 2004, ACG shall deliver to Purchaser all of ACG's assets used in its business, including its goodwill, in exchange for cash in the total amount of $900,000 and restricted securities of QualMark equal to $750,000. The securities have been valued at $1.433 per share, the average closing price of QualMark's common stock over the thirty days of trading immediately preceding November 10, 2004, resulting in 523,256 shares issued. At the option of the Purchaser, these shares may be recalled and exchanged for promissory notes at any time during the period from January 5, 2005 through January 15, 2005. These notes are transferable, bear interest at the annual rate of 6.5% and will be payable in equal monthly installments of principal and interest commencing on February 15, 2005. These notes have been placed in escrow. If the securities are not recalled by Purchaser before January 16, 2005, the escrow agent will return the notes at Purchaser's request.

The President and Vice President of Sales and Service for ACG will stay on and work with QualMark to assist in the continuation and integration of the business.

Partners for Growth Loan Agreement

In order to finance the acquisition of the assets of ACG and to provide for future growth, QualMark entered into a Loan and Security Agreement on November 11, 2004, with Partners for Growth, L.P. ("Loan Agreement"). Partners for Growth ("PFG") is a private investment partnership, located in San Francisco, California, providing custom debt financings for emerging growth technology and life sciences company. Its largest limited partner is Silicon Valley Bank. There is no material relationship between QualMark or any of its affiliates and any of the parties to this transaction.

The Loan Agreement provides for a term loan in the amount of $1 million to be disbursed in its entirety on November 15, 2004, and, at QualMark's option, up to an additional $1 million of principal borrowing on the same terms and conditions as the term loan. The Loan Agreement is a five-year, interest only, convertible subordinated debt agreement, subordinate to the claims of Silicon Valley Bank. The loan shall initially bear interest at a rate of 8% per annum. As long as QualMark remains in compliance with the Loan Agreement, on the first day of the month following each anniversary date, this interest rate will be reduced 2.083 basis points for each penny that the average closing price of QualMark's common stock over the preceding 20 trading day period exceeds $1.66. The conversion provisions of the Loan Agreement permit PFG to convert the initial advance into the common stock of QualMark at a price of $1.66 per share at any time prior to the maturity date. PFG may also convert any additional advances into the common stock of QualMark at a per share price equal to the lesser of $1.66 or 110% of the closing price of the stock over the 10 trading day period prior to PFG's notice of conversion. After three years, if the price of QualMark's stock has been $4.98 or more for 20 consecutive days, QualMark may also exercise an option to convert any amounts outstanding into its common stock. The shares to be issued pursuant to the exercise of an option to convert will have piggyback registration rights.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information disclosed in Item 1.01 with respect to the ACG Agreement above is incorporated herein by reference. The assets that were acquired from ACG are:

      (i) all machines, equipment, tools, dies, molds, furniture, fixtures, trucks, automobiles, other vehicles, office supplies, and all other tangible personal property

      (ii) contracts, promissory notes, leases of personal property and agreements

      (iii) all intangible assets and all rights, interests and claims of ACG in, to or under all intangible assets, together with any goodwill associated with any of the foregoing

      (iv) all inventories, raw materials (including inventories and raw materials on order but not received as of November 12, 2004), work-in-progress, finished goods

      (v) all claims, demands, judgments, rights, choses in action, accounts receivable, bills and notes receivable, documents, instruments, credits and deferred items

      (vi) all books, records and files of ACG relating to the business and operations of Seller for all periods ending on or before November 12, 2004.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information disclosed in Item 1.01 with respect to the Loan Agreement above is incorporated herein by reference. To secure the payment and performance of the Loan Agreement, QualMark has granted PFG a security interest in substantially all of its assets.

                                      * * *


QualMark may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense levels and financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only QualMark's beliefs regarding future performance, which are inherently uncertain. There are a variety of factors, many of which are beyond QualMark's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effect of current, pending and future legislation, regulation and regulatory actions, and the other risks detailed in QualMark's Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. QualMark does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures QualMark may make in its reports on Form 10-KSB, Form 10-QSB and Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                 QUALMARK CORPORATION
                                                     (Registrant)

                                                 By:    /s/ Anthony Scalese
                                                    ---------------------------
                                                          Anthony Scalese
                                                        Corporate Secretary



Date: November 12, 2004